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
 EXHIBIT 99
 Chrysler Financial                                                                     Distribution Date:                   2/6/02
 DaimlerChrysler Auto Trust 2001-B Monthly Servicer's Certificate (HI)                                                  Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------
   Payment Determination Statement Number                                                    8.00
   Distribution Date                                                                       2/6/02

   DATES COVERED                                                            FROM AND INCLUDING                   TO AND INCLUDING
   --------------                                                           -------------------                  ----------------
        Collections Period                                                                 1/1/02                           1/31/02
        Accrual Period                                                                     1/7/02                            2/5/02
        30/360 Days                                                                            30
        Actual/360 Days                                                                        30


                                                                                 NUMBER OF
   COLLATERAL POOL BALANCE DATA                                                  ACCOUNTS                            $ AMOUNT
   ----------------------------                                                  --------                            --------
   Pool Balance - Beginning of Period                                                      90,645                  1,640,724,409.78
   Collections of Installment Principal                                                                               32,517,036.57
   Collections Attributable to Full Payoffs                                                                           14,172,901.59
   Principal Amount of Repurchases                                                                                                -
   Principal Amount of Gross Losses                                                     9,355,841                      2,510,834.35
                                                                                                                   ----------------

   Pool Balance - End of Period                                                            89,565                  1,591,523,637.27
                                                                                                                   ================



   POOL STATISTICS                                                                                                 END OF PERIOD
   ---------------                                                                                                 -------------
   Initial Pool Balance (Pool Balance at the Purchase Date)                                                        1,977,003,341.04
   Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                             0.81

   Ending O/C Amount                                                                                                  99,360,803.52
   Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                                      1.07

   CUMULATIVE NET LOSSES                                                             3,911,674.88                      4,947,364.75
   ----------------------
   Net Loss Ratio (3 mo. Weighted Avg.)                                                                                        0.01
   Cumulative Recovery Ratio                                                                                                   0.58
   60+ Days Delinquency Amount                                                                                         6,823,003.55
   Delinquency Ratio (3 mo. Weighted Avg.)                                                                                     0.00

   Weighted Average APR                                                                                                        0.07
   Weighted Average Remaining Term (months)                                                                                   49.04
   Weighted Average Seasoning (months)                                                                                         9.97




 Chrysler Financial                                                              Distribution Date:                          2/6/02
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
DAIMLERCHRYSLER AUTO TRUST 2001-B MONTHLY SERVICER'S CERTIFICATE (HI)                                                   PAGE 2 OF 2
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
 Cash Sources

      Collections of Installment Principal                                                                          32,517,036.57
      Collections Attributable to Full Payoffs                                                                      14,172,901.59
      Principal Amount of Repurchases                                                                                           -
      Recoveries on Loss Accounts                                                  5,444,166.06                      1,475,144.48
      Collections of Interest                                                                                        9,266,396.60
      Investment Earnings                                                                                               50,913.55
      Reserve Account                                                                                                4,649,277.50
      Total Sources                                                                                                 62,131,670.29
                                                                                                                   --------------
                                                                                                                   ==============

 Cash Uses

      Servicer Fee                                                                                                   1,367,270.34
      Note Interest                                                                                                  5,833,392.81
      Reserve Fund                                                                                                   4,649,277.50
      O/C Release to Seller                                                                                          4,658,359.10
      Note Principal                                                                                                45,623,370.54
      Total Cash Uses                                                                                               62,131,670.29
                                                                                                                   --------------
                                                                                                                   ==============

 Administrative Payment

 TOTAL PRINCIPAL AND INTEREST SOURCES                                                                               62,131,670.29
 ------------------------------------
 Investment Earnings in Trust Account                                                                                  (50,913.55)
 Daily Collections Remitted                                                                                        (52,724,102.65)
 Cash Reserve in Trust Account                                                                                      (4,649,277.50)
 Servicer Fee (withheld)                                                                                            (1,367,270.34)
 O/C Release to Seller                                                                                              (4,658,359.10)
                                                                                                                   --------------
      PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                                           (1,318,252.85)
                                                                                                                   ==============



 O/C Release       (Prospectus pg S16)
 POOL BALANCE                                                                                                    1,591,523,637.27
 ------------
 Yield Supplement O/C Amount                                                                                       (37,187,352.11
 Adjusted Pool Balance                                                                                           1,554,336,285.16

 Total Securities                                                                                                1,492,162,833.75
                                                                                                                 ----------------
                                                                                                                 ================
 Adjusted O/C Amount                                                                                                62,173,451.41


 O/C Release Threshold                                                                                              62,173,451.41

 O/C Release Period?  (A1 Notes Matured)                       Yes

 O/C Release                                                                                                         4,658,359.10
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

                                        Beginning          Ending         Principal    Principal per    Interest
                                         Balance           Balance         Payment       $1000 Face      Payment
                                    ----------------  ----------------  -------------  -------------  ------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1 299,271,000.00 @ 3.98%                  -                 -              -         -                  -
 Class A-2 615,000,000.00 @ 4.25%     592,346,204.29    546,722,833.75  45,623,370.54     74.18       2,097,892.81
 Class A-3 480,000,000.00 @ 4.85%     480,000,000.00    480,000,000.00              -         -       1,940,000.00
 Class A-4 405,000,000.00 @ 5.32%     405,000,000.00    405,000,000.00              -         -       1,795,500.00
 Certificates                          60,440,000.00     60,440,000.00              -         -                  -
                                    ----------------  ----------------  -------------                 ------------
     Total Securities               1,537,786,204.29  1,492,162,833.75  45,623,370.54                 5,833,392.81
                                    ================  ================  =============                 ============



                                   Interest per
                                    $1000 Face         Original
                                   ------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1 299,271,000.00 @ 3.98%             -     299,271,000.00
 Class A-2 615,000,000.00 @ 4.25%          3.41     615,000,000.00
 Class A-3 480,000,000.00 @ 4.85%          4.04     480,000,000.00
 Class A-4 405,000,000.00 @ 5.32%          4.43     405,000,000.00
 Certificates                                        60,440,000.00
                                                  ----------------
     Total Securities                             1,859,711,000.00
                                                  ================

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Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 30

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